FORM 8-K/A
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

 Date of Report (Date of earliest event reported)   January 25, 2016

HOME TREASURE FINDERS, INC.
 (Exact name of Registrant as specified in its charter)

COLORADO	000-176154	26-3119496
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4318 Tennyson Drive, Denver, Colorado
Denver, Colorado 80212
 (Address of principal executive offices and Zip Code)

(720) 273-2398
 (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 27, 2016,  Home Treasure Finders, Inc. filed a current Report 8-K related to changing the Company's certifiying accountant.  The letter from the auditor that was submitted in that report was not the letter that was intended to be included as Exhibit 16.1.  This filing includes the letter from the Company's certifiying account in Exhibit 16.1 as it should be.

 Item 4.01 Change in Certifying Accountant

On January 25, 2016 (the "Resignation Date") HJ & Associates, LLC ("HJ") resigned as the independent registered public accounting firm for Home Treasure Finders Inc.  (the "Company"). On December 27, 2015, the Company engaged Haynie & Company, Salt Lake City, Utah, as its new independent registered public accounting firm. The change of the Company's independent registered public accounting firm from HJ to Haynie & Company was approved unanimously by our board of directors.

The reports of HJ on the Company's consolidated financial statements for the two most recent fiscal years did not contain an adverse or disclaimer of opinion.and were not qualified or modified as to audit scope or accounting principles.

During the two most recent fiscal years and through the Resignation Date, there were (i) no disagreements between the Company and HJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of HJ, would have caused HJ to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided HJ with a copy of this Form 8-K and requested that HJ furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not HJ agrees with the above statements. A copy of such letter, dated December 27, 2015, is attached as Exhibit 16.1.

During the Company's two most recent fiscal years and in the subsequent interim period through the Resignation Date, the Company has not consulted with Haynie & Company regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Haynie & Company concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)            Exhibits.

Exhibit Number	Description

16.1	Letter from HJ & Associates, LLC dated January 27, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME TREASURE FINDERS, INC.
(Registrant)

DATE: January 27, 2016	BY:	/s/ Corey Wiegand
Corey Wiegand
President